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                                                                   Exhibit 10.42
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                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (the" Agreement") is made as of the 15 day of March, 2000, by and between Electric Fuel Corporation ("EFC"), Tadiran Limited ("Tadiran") and Koor Industries Limited ("Koor").

RECITALS
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     WHEREAS, Tadiran has purchased certain Common Stock of EFC, $0.01 per share
("Common Stock") in accordance with a Share and Assets Purchase Agreement (the "Acquisition Agreement"), dated as of March, 15, 2000, made by and among EFC, Tadiran, Tadiran Batteries Limited and Tadiran Electric Industries Corporation.

     WHEREAS, Koor has purchased certain Common Stock of EFC in accordance with a Share Purchase and Agreement (the "Investment Agreement"), dated as of March, 15 2000, made by and among EFC and Koor.

     WHEREAS, EFC would like to grant Tadiran and Koor certain registration rights with respect to their Common Stock in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

Certain definitions:

The term "Act" means the Securities Act of 1933, as amended.

The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC as a successor thereto which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

The term "Holder" refers to a holder of Registrable Securities.

The term "Registrable Securities" means (1) all EFC Common Stock purchased by Tadiran under the Acquisition Agreement, and (ii) all EFC Common Stock purchased by Koor under the Investment Agreement; provided, however, that any Common Stock
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that could be distributed by the holder thereof (in accordance with applicable law) within three (3) months without the registration of such shares, shall not be deemed to be Registrable Securities.

The term "SEC" shall mean the Securities and Exchange Commission.

Registration Rights
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Following the Closing of the Acquisition Agreement, EFC shall file as soon as possible with the SEC a registration statement on Form S-3 (the "Registration Statement") and shall use its best reasonable efforts to have such Registration Statement to be declared effective as soon as possible with the SEC, which shall include all of the Common Stock issued to Koor under the Investment Agreement as well as all of the Common Stock issued to Tadiran under the Acquisition Agreement;

Following the completion of the Effectiveness Period (as defined in Section 5 below), Koor and Tadiran shall have collectively two demand registration rights, provided that Koor is an affiliate (as such a term is defined in the Act) of EFC at such time that Koor or Tadiran request such demand registration.

If Koor or Tadiran intend to distribute the Registrable Securities covered by their request under Section 2.2 by means of an underwriting, they shall so advise EFC as a part of their request made pursuant to such Section and EFC shall have the right to designate the managing underwriter(s) in any underwritten offer.

The provisions of this Agreement with respect to the Registration Statement shall also apply, mutatis mutandis, to a registration statement of EFC filed in connection with a demand registration under Section 2.2.

Lock Up by Koor and Tadiran

Koor undertakes not to sell under the Registration Statement any of the Common Stock issued to it under the Investment Agreement prior to the completion of 6 months as of the date hereof.

Tadiran undertakes not to sell under the Registration Statement (i) half of the Common Stock issued to it under the Acquisition Agreement until the completion of 9 months as of the date hereof, and (ii) the remaining Common Stock issued to it under the Acquisition Agreement until the completion of 12 months as of the date hereof.

Nothing herein shall prevent Koor or Tadiran to enter into private Hedging transactions with respect to the Registrable Securities.

None of the information supplied or to be supplied by EFC for inclusion or incorporation by reference in the Registration Statement will, at the time the Registration Statement are filed with the SEC and at the time they become effective under the Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading.

EFC will pay all expenses in connection with the filing of the Registration Statement, other than expenses of Tadiran's and Koor's counsel, and shall keep the Registration Statement effective and current until the completion of a period of 18 months as of the date the completion of the lock up on the Common Stock held by Koor as detailed in Section 3.1 above. plus any applicable Disclosure Blackout Period, Non-Disclosure Blackout Period and Primary Offering Black Out Period (collectively, the "Effectiveness Period").

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of EFC to the public without registration or pursuant to the registration statements on Form S-3, EFC agrees to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;
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     (b)  file with the SEC in a timely manner all reports and other documents required of EFC under the Securities Act and the 1934 Act; and

     (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request a written statement by EFC that it has complied with the foregoing subsections 6(a) and 6(b).

In the event that any of Koor or Tadiran shall unreasonably delay any action required to be taken by it in order for EFC to be able to file a Registration Statement in compliance with the foregoing provisions, EFC shall not be deemed to be in breach of these provisions in respect of non-registration of the pertinent shares of Tadiran or Koor under such Registration Statement.

If EFC determines in good faith that the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein as necessary to make the statements therein not misleading in light of the circumstances then existing, EFC shall promptly make such disclosure and amend any such Registration Statement as may be required under applicable securities laws to keep such Registration Statement effective, and Tadiran and Koor shall, upon receipt of notice from EFC to that effect, be prohibited from reselling any EFC Common Stock for a period of 60 days ("Disclosure Blackout Period"), unless EFC notifies them of the earlier termination of any Disclosure Blackout Period; provided, however, that in no event shall a cumulative Disclosure Blackout Periods exceed 60 days during any 12-month period.

Notwithstanding the aforesaid, if EFC's Board of Directors determines that the registration and distribution of the EFC Common Stock pursuant to a Registration Statement would interfere with any pending financing, acquisition, public offering, corporation reorganization or any other material corporate development involving EFC (or would require premature disclosure thereof), during the Effectiveness Period, EFC may at any time and from time to time give Tadiran and Koor written notice of such determination and upon receipt of such notice, Tadiran and Koor shall be prohibited from reselling any EFC Common Stock for a period of up to 60 days (a "Non-Disclosure Blackout Period"), unless EFC notifies Tadiran and Koor of the earlier termination of any Non-Disclosure Blackout Period; provided, however, that in no event shall the cumulative Non-Disclosure Blackout Period exceed 120 days during the Effectiveness Period.

In addition, if EFC sells shares of its Common Stock in an underwritten public offering (the "Primary Offering") pursuant to a registration statement, Tadiran and Koor shall be prohibited from reselling any EFC Common Stock for a period of 180 days from the effective date of such Primary Offering (a "Primary Offering Black Out Period"), unless EFC notifies Tadiran and Koor of the earlier termination of such Primary Offering Black Out Period.

Indemnification relating to the Registration Statement

To the extent permitted by law, EFC will indemnify and hold harmless each one of the Holders, the partners, officers, directors and shareholders of each one of the Holders, legal counsel and accountants for each one of the Holders, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls Holder or underwriter within the meaning of the Securities Act or the 1934 Act against any losses, expenses, claims, damages, or liabilities to which they become subject under the Securities Act, the 1934 Act or other United States federal or state laws or the securities laws of the State of Israel or any other jurisdiction in which the Registrable Shares are sold, insofar as such losses, expenses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "violation"): (i) any untrue statement of a material fact contained in such registration statement, including
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any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any Federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law, or any of the securities laws of the State of Israel or any other jurisdiction in which the Registrable Shares are sold or any rule or regulation thereunder; and EFC will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to the Holders, underwriter or controlling person in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company expressly for use in connection with such registration by the Holders, underwriter or controlling person provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

To the extent permitted by law, each selling Holder will indemnify and hold harmless EFC, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls EFC within the meaning of the Securities Act, any underwriter (within the meaning of the Securities
Act) for EFC, any person who controls such underwriter, and any Holder selling securities in such registration statement or any directors or officers or any persons controlling such parties, against any losses, claims, expenses, damages, or liabilities to which any of the forgoing persons become subject under the Securities Act, the 1934 Act or other United States federal or state securities law, or any of the securities laws of the State of Israel or any other jurisdiction in which the Registrable Shares are sold, insofar as such losses, expenses, claims, damages, liabilities (or actions in respect thereto) arise out of or are based upon any Violation (including alleged Violation), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to EFC by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any persons intended to be indemnified pursuant to this section for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holders, which consent shall not be unreasonably withheld: provided that in no event shall any indemnity under this Section exceed the gross proceeds from the offering received by such Holder.

Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11, notify the indemnifying party in writing
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of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party in writing within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnifying party under this Section 11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 11.

if the indemnification provided for in this Section 11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.


The obligations of EFC and the Holders under this Section 11 shall survive the completion of any offering of Registrable Securities hereunder.

Miscellaneous.
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Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

Governing Law; Jurisdiction. This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof. Any dispute arising under or in relation to this Agreement shall be resolved in the competent court of Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the jurisdiction of such court.

Successors and Assigns. This Agreement and the rights hereunder shall be deemed to be solely for the benefit of Tadiran, Koor and their successors, and the registration rights hereunder may not be assigned or transferred to third parties.

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first hereinabove set forth.


  /s/                              /s/                  /s/
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Electric Fuel Corporation        Tadiran Limited       Koor Industries Limited
By:__________                    By:___________        By:__________